The Gabelli Equity Income Fund

A series of the Gabelli Equity Series Funds, Inc.

SUMMARY PROSPECTUS January 28, 2016

Class AAA (GABEX), A (GCAEX), C (GCCEX), I (GCIEX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Equity Income Fund seeks to provide a high level of total return on its assets with an emphasis on income.

Fees and Expenses of the Equity Income Fund:

The table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Equity Income Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 22 of the Prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.12%	0.12%	0.12%	0.12%

Total Annual Fund Operating Expenses	1.37%	1.37%	2.12%	1.12%

Expense Example

This example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Equity Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Equity Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$139	$434	$750	$1,646
Class A Shares	$706	$984	$1,282	$2,127
Class C Shares	$315	$664	$1,139	$2,452
Class I Shares	$114	$356	$617	$1,363

You would pay the following expenses if you did not redeem your shares of the Equity Income Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$139	$434	$750	$1,646
Class A Shares	$706	$984	$1,282	$2,127
Class C Shares	$215	$664	$1,139	$2,452
Class I Shares	$114	$356	$617	$1,363

Portfolio Turnover

The Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Income Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Equity Income Fund’s performance. During the most recent fiscal year, the Equity Income Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Equity Income Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities. In making stock selections, Gabelli Funds, LLC, the Equity Income Fund’s adviser (the “Adviser”), looks for securities that have a better yield than the average of the Standard and Poor’s 500 Index (the “S&P 500 Index”), as well as capital gains potential.

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•	have strong free cash flow and pay regular dividends
•	have potential for long term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well managed
•	will benefit from sustainable long term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Principal Risks

You may want to invest in the Equity Income Fund if:

•	you are a long term investor
•	you are seeking income as well as capital appreciation

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Equity Income Fund is not guaranteed; you may lose money by investing in the Equity Income Fund. When you sell Equity Income Fund shares, they may be worth more or less than what you paid for them.

Investing in the Equity Income Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Equity Income Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Interest Rate Risk and Credit Risk.    Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines; this risk is particularly pronounced given that certain interest rates are at or near historical lows. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•

Low Credit Quality Risk.    Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price. Lower rated securities are commonly referred to as “junk” or “high yield” securities.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Equity Income Fund holds, then the value of the Equity Income Fund’s shares may decline.

•

Value Investing Risk.    The Equity Income Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Equity Income Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Equity Income Fund’s relative performance may suffer.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Equity Income Fund by showing changes in the Equity Income Fund’s performance from year to year and by showing how the Equity Income Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Equity Income Fund’s past performance (before and after taxes) does not predict how the Equity Income Fund will perform in the future. Updated information on the Equity Income Fund’s results can be obtained by visiting www.gabelli.com.

EQUITY INCOME FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

*	Previously, the bar chart for Class A shares was shown, as Class AAA shares were offered in a separate prospectus. Class AAA shares are being shown as they are the oldest class.

During the calendar years shown in the bar chart, the highest return for a quarter was 17.59% (quarter ended June 30, 2009), and the lowest return for a quarter was (20.88)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2015)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Equity Income Fund Class AAA Shares (first issued on 1/2/92)
Return Before Taxes	(4.25)%	8.86%	6.91%
Return After Taxes on Distributions	(5.99)%	8.03%	6.32%
Return After Taxes on Distributions and Sale of Fund Shares	(1.08)%	6.95%	5.58%
Class A Shares (first issued on 12/31/03):
Return Before Taxes	(9.74)%	7.58%	6.28%
Class C Shares (first issued on 12/31/03)
Return Before Taxes	(5.92)%	8.06%	6.11%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	(4.02)%	9.13%	7.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the Equity Income Fund. All classes of the Equity Income Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class AAA shares, and after-tax returns for other classes will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Equity Income Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Equity Income Fund since its inception on January 2, 1992.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares must be at least $1,000 ($250 for “IRAs” or Coverdell Education Saving Plans). The minimum initial investment for Class I Shares must be at least $500,000. There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million. G.distributors, LLC, the Equity Income Fund’s distributor (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Equity Income Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Equity Income Fund by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by Internet, by bank wire, or by Automated Clearing House (“ACH”) system. You may also purchase shares of the Equity Income Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800- GABELLI (800-422-3554).

Shares of the Equity Income Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Equity Income Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Equity Income Fund.

Tax Information

The Equity Income Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Equity Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Income Fund and its related companies may pay the intermediary for the sale of shares of the Equity Income Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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444 multi 2016